Exhibit 10.25

Execution version

SECOND AMENDMENT TO TERM LOAN AGREEMENT

This SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of November 2, 2018, by and among AGREE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), AGREE REALTY CORPORATION, a Maryland corporation (the “Parent”), the other Guarantors party hereto, each of the Lenders party hereto and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of July 1, 2016 (as amended by that certain First Amendment and Joinder to Term Loan Agreement, dated as of December 15, 2016, as amended and in effect immediately prior to the effectiveness of this Amendment, the “Loan Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Loan Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Specific Amendment to Loan Agreement.  Upon the satisfaction of the conditions set forth in Section 2 hereof, the parties hereto agree that the Loan Agreement is amended as follows:

(a)The Loan Agreement is amended by restating the following definitions included in 1.01 of the Loan Agreement:

“Applicable Rate” means the applicable rate per annum set forth in the tables below corresponding to the Pricing Level in the first column of the tables in which the Parent’s or Borrower’s Credit Rating falls.

Pricing Level	Credit Rating	Applicable Rate for Term Eurodollar Rate Loans	Applicable Rate for Term Base Rate Loans
1	≥ A-/A3	0.85%	0.00%
2	BBB+/Baa1	0.90%	0.00%
3	BBB/Baa2	1.00%	0.00%
4	BBB-/Baa3	1.25%	0.25%
5	<BBB-/Baa3/Unrated	1.65%	0.65%

During any period that the Parent or Borrower has received Credit Ratings from each of S&P, Fitch and Moody’s that are not equivalent and the difference between the highest and lowest of such Credit Ratings is (i) one Pricing Level, then the Applicable Rate shall be determined based on the highest of such Credit Ratings or (ii) two or more Pricing Levels, then the Applicable Rate shall be determined based on the average of the two highest Credit Ratings (unless the average is not a recognized Pricing Level, in which case the Applicable Rate shall be determined based on the second highest Credit Rating).  During any period that the Parent or Borrower has received only two Credit Ratings from any of S&P, Fitch and Moody’s that are not equivalent and the difference between such Credit Ratings is (x) one Pricing Level, then the Applicable Rate shall be determined based on the higher of such Credit Ratings or (y) two or more Pricing Levels, then the Applicable Rate shall be determined based on the Pricing Level that would be applicable if the rating was one higher than the lower of the two applicable Credit Ratings received.  During any period that the Parent or Borrower has only received a Credit Rating from Moody’s or S&P, then the Applicable Rate shall be based upon such Credit Rating.  During any period after the Investment Grade Rating Date that the Parent or Borrower has (A) not received a Credit Rating from any Rating Agency or (B) only received a Credit Rating from a Rating Agency that is neither S&P nor Moody’s, then the Applicable Rate shall be determined based on Pricing Level 5 in the table above. It is understood that the Applicable Rate for any applicable period prior to the Second Amendment Date shall be determined in accordance with this Agreement prior to giving effect to the Second Amendment on the Second Amendment Date.

  (b)The Loan Agreement is amended by adding the following definitions to Section 1.01 of the Loan Agreement in the appropriate alphabetical order:

“Second Amendment” shall mean that certain Second Amendment to Term Loan Agreement by and among the Parent, the Borrower, the lenders party thereto, the other Loan Parties party thereto and the Administrative Agent.

“Second Amendment Date” shall mean the effective date of the Second Amendment.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to satisfaction of the following conditions:

(a)receipt by the Administrative Agent of a counterpart of this Amendment duly executed by the Borrower, the Parent, the other Loan Parties party hereto, the Administrative Agent and each of the Lenders;

(b)receipt by the Administrative Agent of satisfactory evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and the Arrangers, including without limitation, the reasonable fees and expenses of counsel to the Administrative Agent, have been paid; and

(c)receipt by the Administrative Agent of such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)Authorization; No Contravention.  The execution and delivery of the Amendment by each Loan Party party thereto, and the performance by each Loan Party of this Amendment and the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of each such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

(b)Governmental Authorization; Other Consents.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery of this Amendment or performance by, or enforcement against, any Loan Party of this Amendment or the Loan Agreement, as amended by this Amendment.

(c)Binding Effect.  This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.  Each of this Amendment and the Loan Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each Loan Party a party thereto, enforceable against such Loan Party in accordance with its terms.

(d)No Default.  No Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4.  Reaffirmation of Representations.  The Borrower and the Parent hereby repeats and reaffirms all representations and warranties made or deemed made by the Borrower or the Parent, as applicable, to the Administrative Agent and the Lenders in the Loan Agreement as amended by this Amendment and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full and such representations and warranties are true and correct in all material respects on and as of the date hereof immediately after giving effect to this Amendment except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.

Section 5.  Reaffirmation by Guarantors.  Each of the Guarantors (including the Parent) hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 6.  Certain References.  Upon the effectiveness of the amendments set forth herein, each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement, as amended by this Amendment.  This Amendment is a Loan Document.

Section 7.  Costs and Expenses.  The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect; Ratification.  Except as expressly herein amended, the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application from the effectiveness thereof only.  The Loan Agreement is hereby ratified and confirmed in all respects.  Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Loan Agreement or any other Loan Document.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Loan Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Term Loan Agreement to be executed as of the date first above written.

AGREE LIMITED PARTNERSHIP, a Delaware limited partnership

By:
Agree Realty Corporation,
a Maryland corporation, its sole general partner

By:
	Name:	Joel N. Agree
	Title:	President and Chief Executive Officer

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AGREE REALTY CORPORATION, a Maryland corporation

By:
	Name:	Joel N. Agree
	Title:	President and Chief Executive Officer

SUBSIDIARY GUARANTORS:

AGREE 6 LA & MS, LLC,

a Delaware limited liability company

AGREE 1031, LLC,

a Delaware limited liability company

AGREE 117 MISSION, LLC,

a Michigan limited liability company

AGREE 17-92, LLC,

a Florida limited liability company

AGREE 2016, LLC,

a Delaware limited liability company

AGREE ALCOA TN LLC,

a Tennessee limited liability company

AGREE ALLENTOWN PA LLC,

a Pennsylvania limited liability company

AGREE ALTOONA, PA, LLC,

a Delaware limited liability company

AGREE AMERICUS GA, LLC,

a Delaware limited liability company

AGREE ANDERSON SC LLC,

a Delaware limited liability company

AGREE ANN ARBOR MI, LLC,

a Delaware limited liability company

AGREE ANN ARBOR STATE STREET, LLC,

a Michigan limited liability company

Agree Limited Partnership,
	By:	Agree Limited Partnership,
a Delaware limited partnership
	Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole Member
By:
Joel N. Agree
		Its:	President and Chief Executive Officer

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AGREE ANTIOCH, LLC,

an Illinois limited liability company

AGREE APOPKA FL, LLC,

a Delaware limited liability company

AGREE APPLETON WI, LLC,

a Delaware limited liability company

AGREE ARCHER CHICAGO IL, LLC,

a Delaware limited liability company

AGREE ARLINGTON TX LLC,

a Texas limited liability company

AGREE ATCHISON, LLC,

a Kansas limited liability company

AGREE ATLANTIC BEACH, LLC,

a Delaware limited liability company

AGREE BALTIMORE MD, LLC,

a Delaware limited liability company

AGREE BATON ROUGE LA LLC,

a Louisiana limited liability company

AGREE BELTON MO LLC,

a Delaware limited liability company

AGREE BELVIDERE IL, LLC,

an Illinois limited liability company

AGREE BERWYN IL LLC,

an Illinois limited liability company

AGREE BLOOMINGTON MN, LLC,

a Delaware limited liability company

AGREE BRENHAM TX, LLC,

a Delaware limited liability company

AGREE BRIGHTON, LLC,

a Delaware limited liability company

AGREE BROOKLYN OH LLC,

an Ohio limited liability company

AGREE BT, LLC,

a Delaware limited liability company

Agree Limited Partnership,
	By:	Agree Limited Partnership,
a Delaware limited partnership
	Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole Member
By:
Joel N. Agree
		Its:	President and Chief Executive Officer

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AGREE BUFFALO CENTER IA, LLC,

a Delaware limited liability company

AGREE BURLINGTON, LLC,

a Delaware limited liability company

AGREE CANNON STATION LLC,

a Delaware limited liability company

AGREE CARLINVILLE IL, LLC,

a Delaware limited liability company

AGREE CEDAR PARK TX, LLC,

a Delaware limited liability company

AGREE CENTER POINT BIRMINGHAM AL LLC, an Alabama limited liability company

AGREE CHANDLER, LLC,

an Arizona limited liability company

AGREE CHARLOTTE POPLAR, LLC,

a North Carolina limited liability company

AGREE CHICAGO KEDZIE, LLC,

an Illinois limited liability company

AGREE COCHRAN GA, LLC,

a Georgia limited liability company

AGREE COLUMBIA SC, LLC,

a Delaware limited liability company

AGREE COLUMBUS OH, LLC,

a Delaware limited liability company

AGREE CONCORD, LLC,

a North Carolina limited liability company

AGREE CRYSTAL RIVER FL, LLC,

a Delaware limited liability company

AGREE CW, LLC,

a Delaware limited liability company

AGREE DANIEL MORGAN AVENUE SPARTANBURG SC LLC, a South Carolina limited liability company

AGREE DAVENPORT IA, LLC,
a Delaware limited liability company

AGREE DES MOINES IA, LLC,

a Delaware limited liability company

Agree Limited Partnership,
	By:	Agree Limited Partnership,
a Delaware limited partnership
	Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole Member
By:
Joel N. Agree
		Its:	President and Chief Executive Officer

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AGREE DONNA TX, LLC,

a Delaware limited liability company

AGREE DORAVILLE GA, LLC,

a Delaware limited liability company

AGREE DT JACKSONVILLE NC, LLC,

a Delaware limited liability company

AGREE EAST PALATKA, LLC,

a Florida limited liability company

AGREE EDMOND OK, LLC,

a Delaware limited liability company

AGREE EGG HARBOR NJ, LLC,

a Delaware limited liablity company

AGREE EVERGREEN CO, LLC,

a Delaware limited liability company

AGREE FACILITY NO. I, L.L.C.,

a Delaware limited liability company

AGREE FARMINGTON NM, LLC,

a Delaware limited liability company

AGREE FOREST MS LLC,

a Mississippi limited liability company

AGREE FOREST VA LLC,

a Virginia limited liability company

AGREE FORT MILL SC, LLC,

a South Carolina limited liability company

AGREE FORT WORTH TX, LLC,

a Delaware limited liability company

AGREE FUQUAY-VARINA, LLC,

a North Carolina limited liability company

AGREE GRAND CHUTE WI LLC,

a Delaware limited liability company

AGREE GRAND FORKS, LLC,

a North Dakota limited liability company

AGREE GRANDVIEW HEIGHTS OH, LLC,

a Delaware limited liability company

AGREE HARLINGEN LLC,

a Texas limited liability company

Agree Limited Partnership,
	By:	Agree Limited Partnership,
a Delaware limited partnership
	Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole Member
By:
Joel N. Agree
		Its:	President and Chief Executive Officer

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AGREE HAZARD KY, LLC,

a Delaware limited liability company

AGREE HOLLY SPRINGS MS, LLC,

a Delaware limited liability company

AGREE HOPKINSVILLE KY, LLC,

a Delaware limited liability company

AGREE IL & VA, LLC,

a Delaware limited liability company

AGREE INDIANAPOLIS GLENDALE LLC,

a Delaware limited liability company

AGREE INDIANAPOLIS IN II, LLC,

a Delaware limited liability company

AGREE JACKSON MS, LLC,

a Delaware limited liability company

AGREE JACKSONVILLE NC, LLC,

a North Carolina limited liability company

AGREE JOHNSTOWN, LLC,

an Ohio limited liability company

AGREE JOPLIN MO LLC,

a Missouri limited liability company

AGREE JUNCTION CITY KS LLC,

a Delaware limited liability company

AGREE K&G JOPLIN MO, LLC,

a Delaware limited liability company

AGREE K&G OK, LLC,

a Delaware limited liability company

AGREE KIRKLAND WA, LLC,

a Delaware limited liability company

AGREE LAKE IN THE HILLS, LLC,

an Illinois limited liability company

AGREE LAKE ZURICH IL, LLC,

an Illinois limited liability company

AGREE LEBANON VA, LLC,

a Virginia limited liability company

AGREE LEJUNE SPRINGFIELD IL, LLC,

an Illinois limited liability company

Agree Limited Partnership,
	By:	Agree Limited Partnership,
a Delaware limited partnership
	Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole Member
By:
Joel N. Agree
		Its:	President and Chief Executive Officer

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AGREE LIGONIER PA LLC,

a Pennsylvania limited liability company

AGREE LOWELL AR, LLC,

a Delaware limited liability company

AGREE LYONS GA, LLC.,

a Georgia limited liability company

AGREE M-59, LLC,

a Michigan limited liability company

AGREE MADISONVILLE TX LLC,

a Texas limited liability company

AGREE MAGNOLIA KNOXVILLE TN LLC,

a Tennessee limited liability company

AGREE MANASSAS VA, LLC,

a Delaware limited liability company

AGREE MANCHESTER LLC,

a Connecticut limited liability company

AGREE MANSFIELD, LLC,

a Connecticut limited liability company

AGREE MARSHALL MI OUTLOT, LLC,

a Delaware limited liability company

AGREE MCKINNEY TX LLC,

a Texas limited liability company

AGREE MCW, LLC,

a Delaware limited liability company

AGREE MEMPHIS GETWELL, LLC,

a Tennessee limited liability company

AGREE MERRITT ISLAND FL, LLC,

a Delaware limited liability company

AGREE MIDDLETOWN OH, LLC,

a Delaware limited liability company

AGREE MILLSBORO DE, LLC,

a Delaware limited liability company

AGREE MINNEAPOLIS CLINTON AVE L.L.C.,

a Minnesota limited liability company

AGREE MINOT ND, LLC,

a Delaware limited liability company

Agree Limited Partnership,
	By:	Agree Limited Partnership,
a Delaware limited partnership
	Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole Member
By:
Joel N. Agree
		Its:	President and Chief Executive Officer

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AGREE MONTGOMERY AL LLC,

an Alabama limited liability company

AGREE MORROW GA, LLC,

a Georgia limited liability company

AGREE MT. DORA FL, LLC,

a Delaware limited liability company

AGREE NASHUA NH, LLC,

a Delaware limited liability company

AGREE NEOSHO MO, LLC,

a Delaware limited liability company

AGREE NEW LENOX, LLC,

an Illinois limited liability company

AGREE NEW LENOX 2, LLC,

an Illinois limited liability company

AGREE NORTH LAS VEGAS, LLC,

a Nevada limited liability company

AGREE NORTH MIAMI BEACH FL, LLC,

a Delaware limited liability company

AGREE NOVI MI LLC,

a Michigan limited liability company

AGREE ONAWAY MI, LLC,

a Delaware limited liability company

AGREE ORANGE & MCCOY, LLC,

a Florida limited liability company

AGREE OXFORD COMMONS AL, LLC,

a Delaware limited liability company

AGREE PALAFOX PENSACOLA FL, LLC,

a Delaware limited liability company

AGREE PENSACOLA LLC,

a Florida limited liability company

AGREE PENSACOLA NINE MILE LLC,

a Florida limited liability company

AGREE PINELLAS PARK, LLC,

a Florida limited liability company

AGREE PLAINFIELD LLC,

a Michigan limited liability company

Agree Limited Partnership,
	By:	Agree Limited Partnership,
a Delaware limited partnership
	Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole Member
By:
Joel N. Agree
		Its:	President and Chief Executive Officer

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AGREE POINCIANA, LLC,

a Florida limited liability company

AGREE PORT ORANGE FL, LLC,

a Delaware limited liability company

AGREE PORT ST. JOHN, LLC,

a Delaware limited liability company

AGREE PORTLAND ME, LLC,

a Delaware limited liability company

AGREE PORTLAND OR, LLC,

a Delaware limited liability company

AGREE PROVO UT, LLC,

a Delaware limited liability company

AGREE RAPID CITY SD, LLC,

a South Dakota limited liability company

AGREE RICHMOND RI, LLC,

a Delaware limited liability company

AGREE RICHMOND VA, LLC,

a Delaware limited liability company

AGREE RIVERSIDE IA, LLC,

a Delaware limited liability company

AGREE ROCHESTER NY LLC,

a New York limited liability company

AGREE ROCKFORD IL, LLC,

a Delaware limited liability company

AGREE RT AMITE LA, LLC,

a Delaware limited liability company

AGREE RT ARLINGTON TX, LLC,

a Delaware limited liability company

AGREE RT GULFPORT MS, LLC,

a Delaware limited liability company

AGREE RT JACKSON MS, LLC,

a Delaware limited liability company

AGREE RT PORT RICHEY FL, LLC,

a Delaware limited liability company

AGREE RT VILLA RICA GA, LLC,

a Delaware limited liability company

Agree Limited Partnership,
	By:	Agree Limited Partnership,
a Delaware limited partnership
	Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole Member
By:
Joel N. Agree
		Its:	President and Chief Executive Officer

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AGREE SALEM OR LLC,

a Delaware limited liability company

AGREE SARASOTA FL, LLC,

a Delaware limited liability company

AGREE SOUTHFIELD, LLC,

a Michigan limited liability company

AGREE SPARTANBURG SC, LLC,

a South Carolina limited liability company

AGREE SPRINGFIELD IL, LLC,

an Illinois limited liability company

AGREE SPRINGFIELD MO, LLC,

a Delaware limited liability company

AGREE SPRINGFIELD OH LLC,

a Delaware limited liability company

AGREE ST PETERSBURG, LLC,

a Florida limited liability company

AGREE ST. AUGUSTINE SHORES, LLC,

a Delaware limited liability company

AGREE ST. JOSEPH MO, LLC,

a Missouri limited liability company

AGREE STATESVILLE NC, LLC,

a Delaware limited liability company

AGREE STATHAM GA, LLC,

a Georgia limited liability company

AGREE STORES, LLC,

a Delaware limited liability company

AGREE SUN VALLEY NV LLC,

a Nevada limited liability company

AGREE SUNNYVALE CA, LLC,

a Delaware limited liability company

AGREE TERRE HAUTE IN LLC,

a Delaware limited liability company

AGREE TK, LLC,

a Delaware limited liability company

AGREE TOPEKA KS LLC,

a Delaware limited liability company

Agree Limited Partnership,
	By:	Agree Limited Partnership,
a Delaware limited partnership
	Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole Member
By:
Joel N. Agree
		Its:	President and Chief Executive Officer

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AGREE TRI-STATE LEASE, LLC,

a Delaware limited liability company

AGREE UPLAND CA, LLC,

a Delaware limited liability company

AGREE VENICE, LLC,

a Florida limited liability company

AGREE VERO BEACH FL, LLC,

a Delaware limited liability company

AGREE W 63RD CHICAGO IL, LLC,

a Delaware limited liability company

AGREE WHEATON IL, LLC,

a Delaware limited liability company

AGREE WHITTIER CA, LLC,

a Delaware limited liability company

AGREE WICHITA, LLC,

a Kansas limited liability company

AGREE WICHITA FALLS TX LLC,

a Texas limited liability company

AGREE WOODLAND PARK NJ, LLC,

a Delaware limited liability company

AGREE WOODSTOCK IL, LLC,

a Delaware limited liability company

INDIANAPOLIS STORE NO. 16 L.L.C.,

a Delaware limited liability company

LUNACORP, LLC,

a Delaware limited liability company

MT. PLEASANT OUTLOT I, LLC,

a Michigan limited liability company

MT. PLEASANT SHOPPING CENTER, L.L.C.,

a Michigan limited liability company

PHARM NASHVILLE IN, LLC,

a Delaware limited liability company

Agree Limited Partnership,
	By:	Agree Limited Partnership,
a Delaware limited partnership
	Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole Member
By:
Joel N. Agree
		Its:	President and Chief Executive Officer

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AGREE NAMPA ID, LLC, a Delaware limited liability company

Agree Limited Partnership,
	By:	Agree Limited Partnership,
a Delaware limited partnership
	Its:	Sole Member

	By:	Agree Realty Corporation, a Maryland corporation
	Its:	Sole Member
By:
Joel N. Agree
		Its:	President and Chief Executive Officer

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Agree Limited Partnership,
Capital One, National Association,
as Administrative Agent and as a Lender

By:
Name
Title

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Agree Limited Partnership,
Raymond James Bank, N.A., as a Lender

By:
Name
Title